INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED JUNE 22, 2023 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 16, 2022,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Defensive Equity ETF (DEF)
(the “Fund”)
Important Notice Regarding Changes in the Name, Ticker Symbol, Investment Objective,
Underlying Index, Index Provider, Principal Investment Strategy,
Non-Fundamental Policy and Advisory Fee of the Fund
At a meeting held on June 22, 2023, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Board“) approved changes to the name, ticker symbol, investment objective, underlying index, index provider, principal investment strategy and a non-fundamental policy of the Fund. The Board also approved a reduction in the annual advisory fee of the Fund, as well as a change in the advisory fee structure. These changes will be effective after the close of markets on August 25, 2023 (the “Effective Date”).
Therefore, after the close of markets on the Effective Date, the following changes will occur:
1.) Name and Ticker Symbol Change. The Fund’s name will change to Invesco Bloomberg Pricing Power ETF, and its ticker symbol will change to POWA.
2.) Underlying Index and Index Provider Change. Bloomberg Finance, L.P. (the “Index Provider”) will become the Fund’s index provider, and a new underlying index (the “New Underlying Index”) will replace the Fund’s current underlying index, as set forth in the table below:
Current Underlying Index	New Underlying Index
Invesco Defensive Equity Index	Bloomberg Pricing Power Index
3.) Investment Objective Change. The Fund’s new investment objective will be to seek to track the investment results (before fees and expenses) of the New Underlying Index.
4.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 80% of its total assets in the securities that comprise the New Underlying Index.
5.) Description of New Underlying Index. The Index Provider compiles, maintains and calculates the New Underlying Index, which is composed of the securities of U.S. large- and mid-cap companies that, in the view of the Index Provider, are well-positioned to maintain stable profit margins in all market conditions. The New Underlying Index focuses on companies that have the smallest deviations among their annual gross profit margins over the last five years. Securities eligible for inclusion in the New Underlying Index are screened, pursuant to the index methodology, for their company’s (i) profitability history, (ii) market cap sector ranking, (iii) debt to market capitalization ratio, and (iv) gross margin stability. The New Underlying Index components are equally weighted. The New Underlying Index is rebalanced quarterly after market close on the second Wednesday in March, June, September and December.
6.) Non-Fundamental Policy Change. The Fund’s non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in the particular types of securities that are suggested by the Fund’s name (e.g., equity securities) will be deleted.
7.) Advisory Fee Reduction. The Fund’s annual advisory fee will be reduced to 0.40% of the Fund’s average daily net assets and will become a unitary fee. Out of the Fund’s unitary advisory fee, Invesco Capital Management LLC (the “Adviser”) will pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, Acquired Fund Fees and Expenses, if any, litigation expenses, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).
Please Retain This Supplement For Future Reference.
P-DEF-SUMSTATSAI-SUP 062223